Exhibit 32.1

                                  CERTIFICATION

In connection with the Annual Report of Bodisen Biotech, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Wang Qiong                                                March 31, 2005
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Wang Qiong
Chief Executive Officer


/s/ Shuiwang Wei                                              March 31, 2005
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Shuiwang Wei
Chief Financial Officer